Exhibit 32.1

      CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES OXLEY ACT OF 2002
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Norquest Acquisition Corp. (the "Company") on Form 10-Q for three month period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip Wainwright, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 5, 2010

                                         By:  /s/ Philip Wainwright
                                              -------------------------------
                                              Philip Wainwright
                                              Chief Executive Officer and
                                              Chief Financial Officer
                                              (Principal Executive Officer)
                                              (Principal Financial Officer)